UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 14, 2007

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Federal Home Loan Bank of Atlanta (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor, whether or not the primary obligor Federal Home Loan Bank has defaulted on the payment of that obligation. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at anytime. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and

• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3) (4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
11/14/2007	3133XN5K1	11/27/2007	05/27/2009	05/27/2008	Optional Principal Redemption	European	Fixed Constant	02/27/2008	4.500	10,000,000
11/14/2007	3133XN5K1	11/27/2007	05/27/2009	05/27/2008	Optional Principal Redemption	European	Fixed Constant	02/27/2008	4.500	25,000,000
11/14/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	10,000,000
11/14/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/14/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/14/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/14/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/14/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	75,000,000
11/14/2007	3133XNAF6	11/23/2007	04/23/2008	04/23/2008	Non-Callable	N/A	Fixed Constant	N/A	4.400	250,000,000
11/14/2007	3133XNAG4	11/26/2007	11/26/2010	05/26/2008	Optional Principal Redemption	European	Fixed Constant	11/26/2008	4.550	15,000,000
11/14/2007	3133XNAH2	11/26/2007	05/26/2010	05/26/2008	Optional Principal Redemption	European	Fixed Constant	11/26/2008	4.450	15,000,000
11/14/2007	3133XNAJ8	11/28/2007	05/28/2013	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/28/2008	5.020	15,000,000
11/14/2007	3133XNAM1	11/21/2007	11/21/2008	05/21/2008	Optional Principal Redemption	European	Fixed Constant	05/21/2008	4.400	15,000,000
11/14/2007	3133XNAM1	11/21/2007	11/21/2008	05/21/2008	Optional Principal Redemption	European	Fixed Constant	05/21/2008	4.400	15,000,000
11/14/2007	3133XNAN9	11/27/2007	12/15/2008	12/15/2008	Optional Principal Redemption	European	Fixed Constant	05/27/2008	4.470	250,000,000
11/14/2007	3133XNAW9	11/21/2007	04/21/2008	04/21/2008	Non-Callable	N/A	Fixed Constant	N/A	4.375	100,000,000
11/14/2007	3133XNAW9	11/21/2007	04/21/2008	04/21/2008	Non-Callable	N/A	Fixed Constant	N/A	4.375	100,000,000
11/14/2007	3133XNAX7	11/28/2007	11/28/2008	11/28/2008	Optional Principal Redemption	European	Fixed Constant	05/28/2008	4.470	100,000,000
11/14/2007	3133XNB73	11/16/2007	05/18/2009	02/18/2008	Non-Callable	N/A	Variable Single Index Floater	N/A	N/A	2,000,000,000
11/14/2007	3133XNBA6	11/28/2007	11/28/2017	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/28/2008	5.600	25,000,000
11/14/2007	3133XNBG3	11/20/2007	11/20/2015	05/20/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/20/2008	5.300	15,000,000
11/14/2007	3133XNBJ7	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/14/2007	3133XNBK4	11/21/2007	11/21/2012	05/21/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/21/2008	5.000	20,000,000
11/14/2007	3133XNBN8	11/23/2007	11/23/2009	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	4.520	20,000,000
11/15/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	10,000,000
11/15/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	15,000,000
11/15/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	25,000,000
11/15/2007	3133XN6R5	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/28/2008	4.500	25,000,000
11/15/2007	3133XNAM1	11/21/2007	11/21/2008	05/21/2008	Optional Principal Redemption	European	Fixed Constant	05/21/2008	4.400	25,000,000
11/15/2007	3133XNBA6	11/28/2007	11/28/2017	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/28/2008	5.600	15,000,000
11/15/2007	3133XNBP3	11/26/2007	11/26/2010	05/26/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/26/2008	4.400	10,000,000
11/15/2007	3133XNBP3	11/26/2007	11/26/2010	05/26/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/26/2008	4.400	15,000,000
11/15/2007	3133XNBX6	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Step Up	05/23/2008	5.000	50,000,000
11/15/2007	3133XNC56	11/28/2007	11/28/2008	11/28/2008	Optional Principal Redemption	European	Fixed Constant	02/28/2008	4.600	100,000,000
11/15/2007	3133XNC56	11/28/2007	11/28/2008	11/28/2008	Optional Principal Redemption	European	Fixed Constant	02/28/2008	4.600	150,000,000
11/15/2007	3133XNC56	11/28/2007	11/28/2008	11/28/2008	Optional Principal Redemption	European	Fixed Constant	02/28/2008	4.600	250,000,000
11/15/2007	3133XNCB3	11/28/2007	11/28/2012	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/28/2008	4.625	15,000,000
11/15/2007	3133XNCL1	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/28/2008	4.500	50,000,000
11/15/2007	3133XNCL1	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/28/2008	4.500	125,000,000
11/15/2007	3133XNCP2	11/26/2007	11/26/2014	05/26/2008	Optional Principal Redemption	Bermudan	Fixed Constant	11/26/2008	5.250	250,000,000
11/15/2007	3133XNCQ0	11/29/2007	04/29/2008	04/29/2008	Non-Callable	N/A	Fixed Constant	N/A	4.400	250,000,000
11/16/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	10,000,000
11/16/2007	3133XN6E4	11/23/2007	11/23/2012	05/23/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/23/2008	5.000	15,000,000
11/16/2007	3133XNAW9	11/21/2007	04/21/2008	04/21/2008	Non-Callable	N/A	Fixed Constant	N/A	4.375	75,000,000
11/16/2007	3133XNCL1	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	Bermudan	Fixed Constant	05/28/2008	4.500	250,000,000
11/16/2007	3133XNCQ0	11/29/2007	04/29/2008	04/29/2008	Non-Callable	N/A	Fixed Constant	N/A	4.400	250,000,000
11/16/2007	3133XNCX5	11/27/2007	05/27/2011	05/27/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/27/2008	4.700	15,000,000
11/16/2007	3133XNCX5	11/27/2007	05/27/2011	05/27/2008	Optional Principal Redemption	Bermudan	Fixed Constant	02/27/2008	4.700	25,000,000
11/16/2007	3133XNCZ0	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	European	Fixed Constant	02/28/2008	4.550	100,000,000
11/16/2007	3133XND22	12/05/2007	05/05/2008	05/05/2008	Non-Callable	N/A	Fixed Constant	N/A	4.400	500,000,000
11/16/2007	3133XND71	11/27/2007	11/28/2008	05/28/2008	Optional Principal Redemption	European	Fixed Constant	02/28/2008	4.550	100,000,000
11/16/2007	3133XNDA4	11/27/2007	05/27/2009	05/27/2008	Optional Principal Redemption	European	Fixed Constant	02/27/2008	4.600	25,000,000
11/16/2007	3133XNDE6	11/28/2007	11/28/2008	05/28/2008	Optional Principal Redemption	European	Fixed Constant	05/28/2008	4.400	15,000,000
11/16/2007	3133XNDK2	11/27/2007	05/27/2009	05/27/2008	Optional Principal Redemption	European	Fixed Constant	02/27/2008	4.625	250,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

• American--redeemable continuously on and after the first redemption date and until maturity.

• Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.

• European--redeemable on a particular date only.

• Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

• Multi-European--redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity; or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 - leveraged; multiplier < 1 - deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Federal Home Loan Bank of Atlanta

Date: November 20, 2007	By: /s/ Steven North
Steven North
Vice President,
Capital Markets Funding